SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

24. SUBSEQUENT EVENTS

(a) Investments

In January of 2016, the Group entered into an agreement with third parties to invest US$ 11,088 (equivalent to RMB72, 000) to exchange for 36% of the equity interest of Launcher. After the investment, the Group will hold 51% of the equity interest. The Group is in process of assessing the accounting treatment of this transaction.

In March 2016, 78% of equity interests of FL Mobile were transferred from Beijing Technology to Xinjiang NQ Mobile Venture Capital Investment Co., which was established by Beijing Technology in February 2016. Dr. Wenyong Shi acquired 22% equity interest in FL Mobile by terminating the relevant contractual arrangements and paying the Company a total consideration of US$135,518 (equivalent to RMB 880,000). For details, please refer to Note 1-(b) Reorganization and Proposed FL Transaction.

In March of 2016, the Group entered into an agreement with third parties to invest US$7,700 (equivalent to RMB50,000) to exchange for 28.57% of the equity interest of Beijing Linjia Technology Co. Ltd. (“Linjia”). The Group is in process of assessing the accounting treatment of this transaction.

(b) Bridge Loan to third party

In March of 2016, the Group entered into bridge loan agreement with a third party, which is engaged in online health and fitness platform, with amount of US$1,540 (equivalent to RMB10,000). The interest rate of the bridge loan will be the same as bank loan interest with the same period per PBOC. The Group will conduct due diligence investigation regarding the borrower and will transfer the loan to equity if certain conditions fulfilled. If not, the bridge loan will be matured in six months from the day the agreement signed. The Group is in process of assessing the accounting treatment of this transaction.

(c) Stock Purchase

In March of 2016, the Group has entered into a legally binding share purchase agreement (the "SPA") with Dr. Vincent Wenyong Shi, the chairman and Chief Operating Officer of the Company, for the issuance and sale of up to a maximum of 96,000,000 Class A common shares of the Company to Dr. Shi (the "Transaction"). Pursuant to the SPA, Dr. Shi will subscribe for and purchase directly or through a special purpose vehicle beneficially owned and controlled by him with the participation of certain other management members, up to 96,000,000 Class A common shares of the Company for a maximum aggregate consideration of approximately US$100,800 in cash. The purchase price of US$1.05 per share, which is equivalent to US$5.25 per ADS, represents an approximately 31.6% premium of the average closing trading price of NQ Mobile's ADS for the last 30 trading days ended March 28, 2016, or an approximately 10.5% premium of the closing trading price of NQ Mobile's ADS on March 28, 2016, the last trading day before the signing of the SPA. All the shares acquired in the Transaction will be subject to a contractual lock-up restriction for 180 days after the closing. The closing is expected to take place within 12 months of the date of the SPA upon satisfaction of the closing conditions contained in the SPA, including the consummation of the FL Mobile Divestment. The proposed Transaction has been approved by the Company's board of directors and independent audit committee.

(d) Stock Grant

On January 11, 2016, the Company granted 9,848,679 restricted shares to management of a subsidiary awarded for the excellent service for the Group.